UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2007
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company)	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Principal Financial Officer.
Effective January 1, 2007, James C. Kranz was appointed the Chief Financial Officer of Hudson City Bancorp, Inc. (“the Company”). The Company issued a press release announcing Mr. Kranz’s appointment on January 4, 2007. In conjunction with this appointment, Mr. Kranz has also been named principal financial officer of the Company. Prior to his appointment as Chief Financial Officer, Mr. Kranz, age 58, was Senior Vice President and Investment Officer of Hudson City Savings since January 2000 and Senior Vice President of Hudson City Bancorp since January 2004. He previously served as First Vice President and Investment Officer from 1989 to 2000. Mr. Kranz joined Hudson City Savings in 1983. He formerly served as the Investment Officer of another New Jersey savings bank for 12 years. Mr. Kranz is a member of the New Jersey Bond Club and serves on the Asset and Liability Management Committee of the New Jersey League of Community and Savings Bankers. Mr. Kranz has an undergraduate degree and a MBA from Lehigh University. He is a graduate of the Graduate School of Savings Banking at Brown University.
As part of Mr. Kranz’s promotion, his annual base salary will be increased from $315,000 to $350,000. There were no other changes to Mr. Kranz’s compensation at the time of his appointment.
There are no other arrangements or understandings between Mr. Kranz and any other person pursuant to which Mr. Kranz was appointed as Chief Financial Officer. Since the beginning of the Company’s last fiscal year, Mr. Kranz has had no direct or indirect interest in any transaction to which the Company was a party.
A copy of the press release detailing the appointment of Mr. Kranz as Chief Financial Officer is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Press release issued January 4, 2007 announcing the appointment of James C. Kranz as Chief Financial Officer of Hudson City Bancorp, Inc.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.

By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: January 8, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release issued January 4, 2007 announcing the appointment of James C. Kranz as Chief Financial Officer of Hudson City Bancorp, Inc.

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